Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act

I, Gerald M. Van Horn, Chief Executive Officer of Stratton Real Estate Fund, Inc. (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 28, 2015	/s/ Gerald M. Van Horn
Gerald M. Van Horn, Chief Executive Officer
(principal executive officer)

I, Lynne M. Cannon, Chief Financial Officer of Stratton Real Estate Fund, Inc. (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 28, 2015	/s/ Lynne M. Cannon
Lynne M. Cannon, Chief Financial Officer
(principal financial officer)